                                                                   Exhibit 99.30

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-WMC1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                FEBRUARY 2, 2006

--------------------------------------------------------------------------------
    Recipients should read the information contained in the important notices section following the cover page of this free writing prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)   SERIES 2006-WMC1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MLMI 2006-WMC1
MFS

DTI DISTRIBUTION FOR ENTIRE POOL

                                              AGGREGATE                          WEIGHTED    AVERAGE
                                NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL
RANGE OF DEBT-TO-INCOME          MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE
RATIOS (%)                        LOANS      OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING
------------------------------  ---------  --------------  ----------  --------  --------  -----------
25.00 or less                       331    $   58,801,749      4.65%     7.48%      636      $177,649
25.01 - 30.00                       339        62,800,012      4.96     7.556       630       185,251
30.01 - 35.00                       570       104,638,756      8.27     7.477       634       183,577
35.01 - 40.00                     1,010       193,054,703     15.25     7.599       640       191,143
40.01 - 45.00                     1,555       317,006,753     25.05     7.595       646       203,863
45.01 - 50.00                     2,004       402,104,754     31.77     7.683       638       200,651
50.01 - 55.00                       544       109,017,255      8.61       7.4       627       200,399
55.01 - 60.00                        83        18,215,185      1.44     7.229       639       219,460
                                  -----    --------------    ------     -----       ---      --------
TOTAL:                            6,436    $1,265,639,168    100.00%     7.58%      639      $196,650
                                  =====    ==============    ======     =====       ===      ========

                                WEIGHTED                               PERCENT
                                 AVERAGE  WEIGHTED  PERCENT   PERCENT   SINGLE
RANGE OF DEBT-TO-INCOME         ORIGINAL   AVERAGE    FULL     OWNER    FAMILY  PERCENT
RATIOS (%)                         LTV       DTI      DOC    OCCUPIED    PUD    CASHOUT
------------------------------  --------  --------  -------  --------  -------  -------
25.00 or less                    79.99%    19.51%    28.01%   90.70%    90.68%   59.27%
25.01 - 30.00                    81.08     27.71     32.47    97.14     86.81    50.94
30.01 - 35.00                    81.03     32.86     35.42    97.32     82.45    54.04
35.01 - 40.00                    82.11     37.76     29.28    96.96      83.3     47.2
40.01 - 45.00                    82.45     42.72      29.2    97.28     83.99     43.7
45.01 - 50.00                    82.78     47.79     28.97    96.38     81.61    43.31
50.01 - 55.00                    83.73     52.38     56.79    94.62     83.86     50.5
55.01 - 60.00                    85.28     57.45     56.98    96.46     65.87    57.55
                                 -----     -----     -----    -----     -----    -----
TOTAL:                           82.36%    41.98%    32.54%   96.40%    83.18%   46.84%
                                 =====     =====     =====    =====     =====    =====

2-4FAMILY

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                         LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
Primary                            386     $ 97,103,627    95.54%    7.50%      648      $251,564    82.06%      21.84%     8.31%
Investment                          15        3,943,261     3.88    7.866       672       262,884    87.05       51.33         0
Second Home                          3          594,447     0.58    7.601       713       198,149    77.19           0         0
                                   ---     ------------   ------    -----       ---      --------    -----       -----      ----
TOTAL:                             404     $101,641,336   100.00%    7.51%      649      $251,587    82.22%      22.86%     7.93%
                                   ===     ============   ======    =====       ===      ========    =====       =====      ====

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
501 to 525                           5     $  1,373,828     1.35%    8.22%      514      $274,766    78.57%      36.91%      0.00%
526 to 550                           9        2,573,206     2.53    7.972       541       285,912    68.95       30.52          0
551 to 575                           9        2,564,741     2.52    7.318       562       284,971    79.49          83          0
576 to 600                          26        8,052,787     7.92    7.656       588       309,723    79.31       42.55          0
601 to 625                          68       18,092,608     17.8    7.426       614       266,068    81.16       29.27       2.45
626 to 650                          84       19,591,611    19.28    7.613       638       233,233    82.36       17.53       6.22
651 to 675                          87       20,587,591    20.26    7.635       663       236,639    84.28        7.23      13.55
676 to 700                          61       15,369,585    15.12    7.392       686       251,960    83.14       15.01       4.35
701 to 725                          23        6,515,670     6.41    7.272       716       283,290    84.45       28.44       21.4
726 to 750                          15        3,113,296     3.06    7.223       736       207,553    85.24       22.22          0
751 to 775                                   81,527,071      1.5    7.404       763       190,884    85.02       31.32      43.85
776 to 800                                   92,279,343     2.24    7.056       785       253,260    82.87       36.76      38.72
                                   ---     ------------   ------    -----       ---      --------    -----       -----      -----
TOTAL:                             404     $101,641,336   100.00%    7.51%      649      $251,587    82.22%      22.86%      7.93%
                                   ===     ============   ======    =====       ===      ========    =====       =====      =====

PURCHASE MONEY

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
476 to 500                            2    $    337,194     0.05%    8.20%     500       $168,597    85.82%     100.00%      0.00%
501 to 525                            5         666,302      0.1    9.087      519        133,260    87.15       46.34          0
526 to 550                           27       4,817,972     0.76    7.908      539        178,443    82.58       58.89          0
551 to 575                           80      14,429,810     2.27    8.293      565        180,373     88.3       55.23          0
576 to 600                          352      53,063,179     8.33    7.887      590        150,748    83.76       64.77       4.01
601 to 625                          716     120,394,560    18.91    7.887      612        168,149    83.96       28.73      10.07
626 to 650                          696     121,707,237    19.11    7.792      638        174,867    84.02       22.25      10.74
651 to 675                          647     115,100,763    18.08    7.798      663        177,899    84.31       13.74      16.76
676 to 700                          394      73,403,891    11.53    7.666      687        186,304    83.71       15.35      24.14
701 to 725                          301      56,091,782     8.81    7.527      711        186,351     84.1       15.43      36.03
726 to 750                          203      41,167,024     6.47    7.503      737        202,793    83.93       23.27      35.11
751 to 775                           94      18,577,151     2.92    7.475      762        197,629    83.43       13.04      42.73
776 to 800                           76      15,910,307      2.5    7.349      786        209,346    83.33       34.09      32.77
801 to 825                            6       1,084,076     0.17      7.5      806        180,679    85.87       26.27      29.01
                                  -----    ------------   ------    -----      ---       --------    -----       -----      -----
TOTAL:                            3,599    $636,751,249   100.00%    7.76%     657       $176,924    84.06%      25.27%     17.66%
                                  =====    ============   ======    =====      ===       ========    =====       =====      =====

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                      LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
AA                                2,126    $389,763,438    61.21%    7.67%      686      $183,332    83.96%      18.63%     24.18%
A                                 1,045     180,175,773     28.3    7.869       622       172,417    84.04       24.85       9.03
A-                                  319      47,700,201     7.49    7.822       592       149,530    83.56       66.41       4.11
B+                                   78      13,896,834     2.18    8.358       567       178,165    89.45        57.1          0
B                                    24       4,099,088     0.64    7.943       548       170,795    82.64       73.79          0
C                                     7       1,115,915     0.18    8.464       553       159,416    82.81       80.06          0
                                  -----    ------------   ------     ----       ---      --------    -----       -----      -----
TOTAL:                            3,599    $636,751,249   100.00%    7.76%      657      $176,924    84.06%      25.27%     17.66%
                                  =====    ============   ======     ====       ===      ========    =====       =====      =====

CASH OUT

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES            LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
476 to 500                            4    $    681,237     0.11%    8.53%      500      $170,309    68.85%      79.46%      0.00%
501 to 525                          143      29,979,270     5.06    8.242       516       209,645    74.24       59.51          0
526 to 550                          183      37,650,770     6.35     7.96       537       205,742    75.09       55.25          0
551 to 575                          272      61,432,145    10.36    7.587       563       225,853    78.37       53.12          0
576 to 600                          353      78,337,958    13.22    7.436       588       221,921    80.33       51.66      10.74
601 to 625                          552     122,608,223    20.68    7.415       614       222,116    82.05       34.54      16.06
626 to 650                          488     105,947,681    17.87    7.296       638       217,106    81.68       35.62      18.18
651 to 675                          302      68,738,192     11.6    7.249       662       227,610    83.25       23.21      24.46
676 to 700                          190      44,142,662     7.45    7.124       688       232,330    82.31       28.28      34.93
701 to 725                           99      22,955,730     3.87    6.975       713       231,876    82.8        39.65      45.41
726 to 750                           37      12,019,307     2.03    6.852       736       324,846    83.53       34.35       49.1
751 to 775                           16       2,744,431     0.46    6.689       761       171,527    76.28       25.65      39.63
776 to 800                           16       4,900,217     0.83    6.704       790       306,264    79.11       25.83       50.4
801 to 825                            1         629,496     0.11    7.125       801       629,496     86.9           0          0
                                  -----    ------------   ------    -----       ---      --------    -----       -----      -----
TOTAL:                            2,656    $592,767,319   100.00%    7.41%      619      $223,180    80.69%      39.81%     16.78%
                                  =====    ============   ======    =====       ===      ========    =====       =====      =====

                                             AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                      LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC         IO
------------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -----------  -------
AA                                  912    $209,895,819    35.41%    7.19%      672      $230,149    82.66%      30.24%     30.74%
A                                   798     178,012,845    30.03    7.355       621       223,074    81.92       36.62      15.21
A-                                  320      67,837,785    11.44     7.42       593       211,993    80.16       50.63      11.62
B+                                  283      64,887,102    10.95    7.582       564       229,283     78.2       50.29          0
B                                   254      53,403,647     9.01    7.967       537       210,251     74.5       56.45          0
C                                    89      18,730,121     3.16    8.288       524       210,451    75.24       54.57          0
                                  -----    ------------   ------    -----       ---      --------    -----       -----      -----
TOTAL:                            2,656    $592,767,319   100.00%    7.41%      619      $223,180    80.69%      39.81%     16.78%
                                  =====    ============   ======    =====       ===      ========    =====       =====      =====